INTANGIBLE ASSETS (Details) - USD ($)	Mar. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
INTANGIBLE ASSETS
Distribution software	$ 38,970	$ 38,980	$ 37,914
Patents acquired from related party (Note 12)	12,470	12,483	21,232
Total intangible assets	51,440	514,463	59,146
Less: Accumulated amortization	14,678	(12,587)	(4,234)
Intangible assets, net	$ 36,762	$ 38,876	$ 54,912